UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2019

OSYKA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-35508	82-0498177
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6440 Sky Pointe Dr., Suite 140-149 Las Vegas, NV	89131
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (702) 533-8372

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Section 8 - Other Events

Item 8.01 Other Events.

The Company’s sole director and officer is Barbara Bauman.

Frederick C. Bauman serves as General Counsel to the Company. Mr Bauman’s contact information is listed below:

6440 Sky Pointe Dr., Suite 140-149, Las Vegas, NV 89131
Phone: 702-533-8372
Website: www.lawbauman.com
Email: fred@lawbauman.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSYKA CORPORATION (Registrant)
Date: February 7, 2019	By: /s/ Barbara Bauman Barbara Bauman President

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